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                                                                  EXHIBIT 10.3.2


               FIRST AMENDMENT TO 1996 EQUITY PARTICIPATION PLAN
               -------------------------------------------------

     THIS FIRST AMENDMENT TO 1996 EQUITY PARTICIPATION PLAN, dated as of May 16, 1997, is made and adopted by SIGNATURE RESORTS, INC., a Maryland corporation (the "Company"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the 1996 Equity Participation Plan (as defined below).


                                    RECITALS
                                    --------

         WHEREAS, the Company adopted the 1996 Equity Participation Plan of Signature Resorts, Inc. (the "1996 Equity Participation Plan") on June 13, 1996;

         WHEREAS, the Company desires to amend the 1996 Equity Participation Plan to increase the number of shares of common stock of the Company reserved for issuance thereunder from 1,750,000 shares to 2,500,000 shares;

         WHEREAS, this First Amendment was adopted by the Board of Directors of the Company on January 31, 1997; and

         WHEREAS, this First Amendment was approved by the stockholders of the Company on May 16, 1997.

         NOW THEREFORE, in consideration of the foregoing, the Company hereby amends the 1996 Equity Participation Plan as follows:

         1. The second sentence of Section 2.1(a) of the 1996 Equity Participation Plan is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

     "The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed two million five hundred thousand (2,500,000) shares of Common Stock."

          2. This First Amendment shall be and is hereby incorporated in and forms a part of the 1996 Equity Participation Plan.

          3. All other terms and provisions of the 1996 Equity Participation Plan shall remain unchanged except as specifically modified herein.

          4. The 1996 Equity Participation Plan, as amended by this First Amendment, is hereby ratified and confirmed.

          5. This First Amendment shall be interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

      I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Signature Resorts, Inc. on January 31, 1997.


                              /s/ Steven C. Kenninger
                              ------------------------------------
                              Steven C. Kenninger
                              Director, Chief Operating Officer and
                              Secretary


     I hereby certify that the foregoing Amendment was approved by the stockholders of Signature Resorts, Inc. on May 16, 1997.

                              /s/ Steven C. Kenninger
                              ------------------------------------
                              Steven C. Kenninger
                              Director, Chief Operating Officer and
                              Secretary


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